SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




   Date of Report (date of earliest event reported):            March 14, 2001



                             COAST RESORTS, INC.
            (Exact name of registrant as specified in its charter)




          Nevada                  000-26922                 88-0345704
     (State or other           (Commission File          (I.R.S. Employer
     jurisdiction of               Number)             Identification No.)
      incorporation)

            4500 West Tropicana Avenue, Las Vegas, Nevada    89103
              (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code: (702) 365-7000

                                 Not Applicable
        (Former name or former address, if changed since last report)

Item 5.  Other Events.

      On March 15, 2001, Coast Hotels and Casinos, Inc. ("Coast Hotels and Casinos"), a Nevada corporation and wholly-owned subsidiary of Coast Resorts, Inc. (the "Company"), announced the expiration, as of 5:00 p.m. New York City time on March 14, 2001, of its offer to exchange up to $50.0 million principal amount of newly issued 9-1/2% Senior Subordinated Notes Due 2009 registered under the Securities Act of 1933, as amended, for a like principal amount of its outstanding privately placed 9-1/2% Senior Subordinated Notes Due 2009 (the "Exchange Offer"). A copy of Coast Hotels and Casinos' press release relating to the expiration of the Exchange Offer is filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  Exhibit No.                            Description
  -----------  ---------------------------------------------------------------
     99.1 Press Release dated March 15, 2001 announcing the expiration of Coast Hotels and Casinos, Inc.'s Exchange Offer.

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
                                   SIGNATURES

            Pursuant to the requirements of the Securities Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COAST RESORTS, INC.,
                                   a Nevada corporation



                                   By: /s/ Gage Parrish
                                   Name: Gage Parrish
                                   Title: Vice President and Chief Financial
                                          Officer

March 15, 2001


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